Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Home Depot, Inc. (the “Company”) on Form 10-K (“Form 10-K”) for the period ended January 31, 2010 as filed with the Securities and Exchange Commission, I, Carol B. Tomé, Chief Financial Officer and Executive Vice President — Corporate Services of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ CAROL B. TOMÉ
Carol B. Tomé Chief Financial Officer and Executive Vice President – Corporate Services

March 22, 2010